UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ARMOUR Residential REIT, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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ARMOUR RESIDENTIAL REIT, INC.
3001 Ocean Drive
Suite 201
Vero Beach, Florida  32963
Telephone:  (772) 617-4340

August      , 2011

Dear Stockholder:

We are asking for your vote to allow us to broaden our investment class in order to give us the ability to respond to potential changes in the Agency Mortgage Backed Securities market.  As you know, there is considerable debate and discussion in Washington about the on-going role of the GSEs – FNMA, FHLMC, and GNMA.  We do not know what direction policymakers will choose – we do know that we have to be prepared for a variety of potential outcomes.

The Board and Management remains committed to the Agency mortgage market for so long as supply and price are appropriate for ARMOUR’s investment plan.  We must, however, be ready to invest in the successor to Agency MBS when and if it emerges.  We do not think it is prudent for ARMOUR to bear the risk of a sudden change in GSE policy or the Agency MBS market that might require us to halt investment operations and that is why we are seeking this change now.  This ability to evolve with government policy in our investments will improve our risk management, give us better tools to protect the dividend, and the same flexibility as our peers in the Agency REIT sector.

You are cordially invited to attend a Special Meeting of the Stockholders of ARMOUR Residential REIT, Inc.  We will hold the Special Meeting on Tuesday, November 1, 2011, at 12:30 p.m. at the Holiday Inn Oceanside, 3384 Ocean Drive, Vero Beach, Florida  32963.  We hope that you will be able to attend.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please vote your shares as soon as possible. Stockholders may vote in person at the Special Meeting or by completing and returning a proxy card. Submitting a vote before the Special Meeting will not preclude you from voting in person at the Special Meeting should you decide to attend. In addition, this proxy statement, the notice of special meeting and the proxy card will be mailed or made accessible via the Internet on ARMOUR's website at http://www.armourreit.com on or about August      , 2011.

On behalf of our Board of Directors, I extend our appreciation for your continued support.

Sincerely,

/s/ Scott J. Ulm

Scott J. Ulm
Co-Chief Executive Officer and Vice Chairman

TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS ON NOVEMBER 1, 2011	4

ADMISSION TO THE SPECIAL MEETING	5

PROXY STATEMENT	5

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO ARMOUR'S CHARTER TO BROADEN OUR INVESTMENT ASSET CLASS IN RESPONSE TO POTENTIAL CHANGES IN AGENCY MORTGAGE BACKED SECURITIES ISSUED OR GUARANTEED BY THE GOVERNMENT SPONSORED ENTITIES	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10

STOCKHOLDER PROPOSAL DEADLINE	11

OTHER MATTERS	11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS ON NOVEMBER 1, 2011

A Special Meeting of Stockholders of ARMOUR Residential REIT, Inc. will be held on Monday, November 1, 2011, at 12:30 p.m. at the Holiday Inn Oceanside, 3384 Ocean Drive, Vero Beach, Florida  32963 for the purpose of considering and acting on the following proposal:

(1)
To approve an amendment to ARMOUR's Charter to broaden our investment asset class in response to potential changes in Agency Mortgage Backed Securities issued or guaranteed by the Government Sponsored Entities; and

(2)	To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only stockholders of ARMOUR's common stock of record at the close of business on August 18, 2011, the record date and time fixed by ARMOUR's Board of Directors, are entitled to notice of and to vote at the Special Meeting. Additional information regarding the proposal to be acted on at the Special Meeting can be found in the accompanying proxy statement.

By Order of the Board of Directors,

/s/ Scott J. Ulm

Scott J. Ulm
Co-Chief Executive Officer and Vice Chairman

August        , 2011

ADMISSION TO THE SPECIAL MEETING

An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Special Meeting.  Only stockholders who own common stock as of the close of business on August 18, 2011 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

•	If your shares are registered in your name, an admission ticket will be held for you at the check-in area at the Special Meeting.

•
If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Special Meeting if you bring a recent bank or brokerage statement showing that you owned common stock as of the close of business on August 18, 2011.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ARMOUR Residential REIT, Inc. (“Board” or “Board of Directors”) for the Special Meeting to be held on Tuesday, November 1, 2011, at 12:30 p.m. Eastern time.  In this proxy statement, except where the context suggests otherwise, references to “we”, “us”, “ARMOUR” or the “Company” are to ARMOUR Residential REIT, Inc.

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?
You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Special Meeting on November 1, 2011. This proxy statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”).

Who is entitled to vote?	Each holder of record of the Company's common stock as of the close of business on August 18, 2011, the record date for the Special Meeting, is entitled to attend and vote at the Special Meeting.

How many votes do I have?
Every holder of a share of common stock on the record date will be entitled to one vote per share on each matter presented at the Special Meeting. On August 18, 2011, the record date for the Special Meeting, there were                shares of common stock outstanding and entitled to vote at the Special Meeting.

What proposal is being presented at the Special Meeting?	The Company intends to present a proposal for stockholder consideration and voting at the Special Meeting. This proposal is for:

1.     Approval of an amendment to ARMOUR's Charter to broaden our investment asset class in response to potential changes in Agency Mortgage Backed
        Securities issued or guaranteed by the Government Sponsored Entities.

Other than the matter set forth in this proxy statement and matters incident to the conduct of the Special Meeting, we do not know of any business or proposals to be considered at the Special Meeting.  If any other business is proposed and properly presented at the Special Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

How do I attend the Special Meeting?
All stockholders are invited to attend the Special Meeting.  An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Special Meeting. Only stockholders who own common stock as of the close of business on August 18, 2011 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership. Registration will begin at 12:00 p.m. Eastern time and the Special Meeting will begin at 12:30 p.m. Eastern time.

• If your shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the Special Meeting.

• If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the Special Meeting.

• If you received your proxy materials by mail and did not vote because you did not complete the proxy card, an admission ticket will be held for you at the check-in area at the Special Meeting.

• If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Special Meeting if you bring a recent bank or brokerage statement showing that you owned our common stock as of the close of business on August 18, 2011. You should report to the check-in area for admission to the Special Meeting.

What is a proxy?
A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. Our Board of Directors is asking you to allow either of the following persons to vote your shares at the Special Meeting:  Jeffrey J. Zimmer and Scott J. Ulm.

How do I vote?	If your shares are registered in your name, you may vote your shares in person at the Special Meeting or by proxy.
If you have received your proxy materials by mail, you may vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.

Even if you plan to be present at the Special Meeting, we encourage you to vote your common stock by proxy. Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you may vote by following the instructions on the voting instruction card provided to you by your bank or broker.

May I change or revoke my vote?	Yes. You may change your vote in one of several ways at any time before your proxy is exercised:

•Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy card (or voting instruction card);

•Notify Jeffrey J. Zimmer or Scott J. Ulm in writing before the Special Meeting that you are revoking your proxy or, if you hold your shares in “street name,”
follow the instructions on the voting instruction card; or

•If you are a holder of record, or a beneficial owner with a proxy from the holder of record, vote in person at the Special Meeting.

What is a quorum?
A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

What vote is required in order to approve each proposal?	For Proposal 1, the affirmative vote of the holders of common stock having a majority of the votes entitled to be cast on such proposal at the Special Meeting is required.

Pursuant to Maryland law (i) shares of common stock which are represented by “broker non-votes” (i.e., common stock held by brokers which are represented at the Special Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) shares which abstain from voting on any matter, are not included in the determination of the common stock voting on such matter, but are counted for quorum purposes.

PROPOSAL 1:

APPROVAL OF AN AMENDMENT TO ARMOUR'S CHARTER TO BROADEN OUR INVESTMENT ASSET CLASS IN RESPONSE TO POTENTIAL CHANGES IN AGENCY MORTGAGE BACKED SECURITIES ISSUED OR GUARANTEED BY THE GOVERNMENT SPONSORED ENTITIES

Introduction

Our Charter currently allows us to invest only in securities issued or guaranteed by a U.S. Government-chartered entity ("collectively, "Agency Securities"), which, as a practical matter, means securities issued or guaranteed by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or guaranteed by the Government National Mortgage Administration, a U.S. Government corporation ("Ginnie Mae") (collectively, the "Government Sponsored Entities").

Based on recent federal legislative and regulatory developments, it appears clear that the role of the Government Sponsored Entities will change in the future.  The exact nature and pace of that change, however, is highly uncertain.  The recent U.S. Treasury/Department of Housing and Urban Development report "Reforming America's Housing Finance Market" discusses three options, ranging from essentially complete privatization of the mortgage market to a back-up catastrophic guarantee.  Our Board of Directors expects the debate on the U.S. Government's role in the mortgage market to proceed for some time.  While we are committed to investing in Agency Securities for as long as appropriate supply and pricing exist, our Board of Directors is concerned that our existing investment asset class restriction might leave us with restricted investment options.  As a result, our Board of Directors is seeking stockholder approval to broaden our  investment asset class.

The Proposal

For the reasons set forth below, our Board of Directors has adopted and is submitting for stockholder approval an amendment to broaden the language of Article 5.10, "Investment Asset Class Restriction," of our Charter.

ARMOUR is currently restricted by our Charter to investing in Agency Securities.  U.S. Government policy initiatives are likely to result in substantial changes to the Government Sponsored Entities that issue and guaranty Agency Securities.  The nature, extent, and timing of these changes are unclear, but potentially could cause ARMOUR to slow or halt its investment program pending future shareholder approval, potentially reducing or eliminating earnings and dividends.  The Board and management believe it is prudent to seek to broaden the investment authority at this point in order to reduce this risk.  Allowing our investment program to evolve with US Government policy will improve our risk management, give us tools to better protect our dividend and provide us with the same flexibility as our peers in the Agency REIT sector.

ARMOUR will continue to invest in Agency Securities.  This proposal will allow ARMOUR to invest in the successor to Agency Securities when and if it exists.  Any investment outside of Agency Securities would be subject to our manager's decision with oversight by our Board of Directors.

Article 5.10 of our Charter currently provides in relevant part as follows:

Investment Asset Class Restriction.  The Corporation will be restricted to investing, on a leveraged basis, primarily in hybrid adjustable-rate, adjustable-rate and fixed-rate residential mortgage-backed securities issued or guaranteed by a U.S. Government-chartered entity, such as the Federal National Mortgage Association (more commonly known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (more commonly known as Freddie Mac), or guaranteed by the Government National Mortgage Administration, a U.S. Government corporation (more commonly known as Ginnie Mae) (collectively, "Agency Securities").

Article 5.10 of our Charter will be amended to read as follows if the proposed amendment is approved by our stockholders:

Investment Class Restriction:  The Corporation will be restricted to investment, on a leveraged basis, primarily in hybrid adjustable-rate, adjustable-rate and fixed-rate residential mortgage-backed securities issued or guaranteed by a U.S. Government-chartered entity, such as the Federal National Mortgage Association (more commonly known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (more commonly known as Freddie Mac), or guaranteed by the Government National Mortgage Administration, a U.S. Government corporation (more commonly known as Ginnie Mae) (collectively, "Agency Securities"), or other residential mortgage backed securities determined to be of appropriate quality by the Corporation's manager with oversight by the  Board of Directors.

Recommendation of the Board of Directors

ARMOUR's Board of Directors unanimously recommends a vote “FOR” approval of an amendment to ARMOUR's Charter to broaden ARMOUR's Investment Asset Class.  The voting requirements for this proposal are described in the "Questions and Answers About Voting Your Common Shares" section above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of August 10, 2011 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all of our officers and directors as a group.

As of August 10, 2011, we had 75,726,081 shares of common stock issued and outstanding.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Approximate Percentage of Outstanding Common Stock (3)

Scott J. Ulm	158,594 (4)	*
Jeffrey J. Zimmer	55,879 (4)	*
Daniel C. Staton (5)	3,522,070 (5)	4.4%
Marc H. Bell (5)	3,522,070 (5)	4.4%
John P. Hollihan, III	10,476	*
Thomas K. Guba	125,376	*
Stewart J. Paperin	10,376	*
Jordan Zimmerman	188	*
Robert C. Hain	376	*
All directors and executive officers as a group (9 individuals)	7,394,929	8.9%

5% Holders

Brian Taylor (6)	5,036,672 (6)	6.2%
_________________
*less than 1%

(1)	Unless otherwise noted, the business address of each of the following is 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963.

(2)	Includes shares of common stock which the person has the right to acquire within 60 days of August 10, 2011.

(3)
As per ARMOUR's Warrant Agreement and the Issuer's Articles of Amendment and Restatement, ARMOUR's warrants contain an issuance limitation prohibiting the holder of such warrants from exercising the warrants to the extent that such exercise would result in beneficial ownership by such holder of more than 9.8% of the common stock then issued and outstanding (the "9.8% Blocker").

(4)	Includes 50,000 warrants, each warrant exercisable for one share of common stock.

(5)	Includes 50,376 shares of common stock held individually and 3,471,694 shares of common stock which may be issued upon exercise of warrants held through SBBC.

(6)
Brian Taylor (“Mr. Taylor”) holds 5,036,672 warrants. Each warrant entitles the holder to purchase one share of common stock from the Issuer at an exercise price of $11.00 per share. Mr. Taylor is the sole member of Pine River Capital Management LLC, a Delaware limited liability company, which is the general partner of Pine River Capital Management L.P., a Delaware limited partnership (“Pine River”). Mr. Taylor is also director of Nisswa Acquisition Master Fund Ltd., a Cayman Islands corporation (“Nisswa 1”), and Nisswa Fixed Income Master Fund Ltd., a Cayman Islands corporation (“Nisswa 2”).  The business address of Mr. Taylor is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota  55305.

STOCKHOLDER PROPOSAL DEADLINE

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2012 Annual Meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Stockholder proposals intended to be presented at the 2012 Annual Meeting of stockholders must be received by ARMOUR for inclusion in ARMOUR's proxy statement and form of proxy relating to that meeting by January 27, 2012.

OTHER MATTERS

The Board of Directors knows of no other matters to come before the stockholders’ meeting.  However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

By order of the Board of Directors,

/s/ Scott J. Ulm

Scott J. Ulm
Co-Chief Executive Officer and Vice Chairman

August       , 2011

ARMOUR RESIDENTIAL REIT, INC.
SPECIAL MEETING OF STOCKHOLDERS
NOVEMBER 1, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF ARMOUR RESIDENTIAL REIT, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR, IF NO
DIRECTION IS MADE, WILL BE VOTED "FOR" THE PROPOSAL LISTED HEREIN.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The undersigned stockholder of ARMOUR Residential REIT, Inc., a Maryland corporation (“ARMOUR”), having read the Notice of Special Meeting of Stockholders and the proxy statement dated August      , 2011, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints Scott J. Ulm and Jeffrey J. Zimmer, or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock which the undersigned may be entitled to vote at the special meeting of stockholders of ARMOUR to be held at the Holiday Inn Oceanside, 3384 Ocean Drive, Vero Beach, Florida  33963 at 12:30 p.m. Eastern time, on November 1, 2011, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

(1)
Proposal 1 —To approve an amendment to ARMOUR's Charter to broaden our investment class in response to potential changes in Agency Mortgage Backed Securities issued or guaranteed by the Government Sponsored Entities.

□ FOR      □ AGAINST       □ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date